SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO.3 TO APPLICATION OR REPORT

Pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 17, 1998

BIOMET, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation or organization)

0-12515
(Commission File Number)

35-1418342
(I.R.S. Employer Identification No.)

Airport Industrial Park, P.O. Box 587, Warsaw, Indiana	  46581-0587
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (219)267-6639


AMENDMENT NO 3

The undersigned registrant hereby amends Exhibit 2.01 to its Current Report on Form 8-K, dated February 17, 1998, to read as set forth in the attached
Exhibit 2.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Biomet, Inc.


Date: November 2, 1998                   					By: /s/ Gregory D. Hartman

                                         								Gregory D. Hartman
							                                         	(Vice President - Finance)



EXHIBIT INDEX

Number Assigned
In Regulation
S-K Item 601			       Description of Exhibit

(2)   	 2.01		        Joint Venture Agreement between Biomet, Inc. and
                      Merck KGaA dated as of November 24, 1997.